SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 15, 2011
   Ford Credit Floorplan Master Owner Trust A
(Issuer of the notes)
   Ford Motor Credit Company LLC
(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware	Delaware

(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-148505	38-2973806	333-148505-01	38-3372243

(Commission File Number)	(I.R.S. Employer Identification No.)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Ford Motor Company		c/o Ford Motor Company
c/o Ford Credit SPE Management Office		c/o Ford Credit SPE Management Office
World Headquarters — Suite 801-C1		World Headquarters — Suite 801-C1
One America Road		One America Road
Dearborn, Michigan	48126	Dearborn, Michigan	48126

(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495	(313) 594-3495

(Registrant’s telephone number including area code)	(Registrant’s telephone number including area code)
     (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     The Registrants, each as a Depositor, plan to cause Ford Credit Floorplan Master Owner Trust A (the “Issuing Entity”), to issue the $880,000,000 Series 2011-1 Asset Backed Notes, Class A, Class B, Class C and Class D (the “Notes”) on February 24, 2011. The Notes will be registered under the Registration Statement filed by the Registrants with the Securities and Exchange Commission under the file numbers 333-148505 and 333-148505-01.
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising in connection with the purchase and financing by motor vehicle dealers of their new and used car, truck and utility vehicle inventory. The Notes (other than that portion of the Class C and Class D notes being initially retained by the Registrants) will be sold to BNP Paribas Securities Corp., Deutsche Bank Securities Inc., RBS Securities Inc., Credit Suisse Securities (USA) LLC and RBC Capital Markets, LLC (the “Underwriters”), pursuant to an Underwriting Agreement, dated February 15, 2011 (the “Underwriting Agreement”), among the Registrants and BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and RBS Securities Inc., as representatives of the Underwriters (the “Representatives”) a copy of which is attached hereto as Exhibit 1.1. This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 15, 2011, among the Registrants, Ford Motor Credit Company LLC and BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and RBS Securities Inc., as representatives of the Underwriters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION
By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

FORD CREDIT FLOORPLAN LLC
By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: February 16, 2011

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 15, 2011, among the Registrants, Ford Motor Credit Company LLC and BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and RBS Securities Inc., as representatives of the Underwriters.

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